                          CONSENT AND TENTH AMENDMENT

     CONSENT AND TENTH AMENDMENT, dated as of July 31, 1996 (this "Amendment"), to the Credit Agreement, dated as of February 23, 1993 (the "Credit Agreement"), among Consolidated Cigar Corporation (individually and as successor by merger to Consolidated Cigar Acquisition Corporation; the "Company"), Congar Newco Inc., the financial institutions from time to time parties thereto (the "Banks") and The Chase Manhattan Bank (as successor by merger to The Chase Manhattan Bank, N.A.), as agent (in such capacity, the "Agent").

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, the Company is a party to the Credit Agreement;

     WHEREAS, the Company has requested that the Banks amend the Credit Agreement as more fully set forth herein;

     WHEREAS, the Banks and the Agent are willing to consent to such amendments only upon the terms, and subject to the conditions, set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Company, the Banks and the Agent hereby agree as follows:

     1. Definitions. All terms defined in the Credit Agreement shall have such defined meanings when used herein unless otherwise defined herein.

     2. Consent to Payment of Dividend. The Agent and the Banks hereby consent to the making of a Dividend Payment by the Company to the Parent Guarantor in an aggregate amount not to exceed $5,600,000 and waive the provisions of subsection 9.09(a) to the extent and only to the extent necessary to permit the making of such Dividend Payment; provided that no Default or Event of Default shall have occurred and be continuing immediately prior to and immediately after giving effect to the making of such Dividend Payment.

     3. Amendment to Section 9.08. Section 9.08 of the Credit Agreement hereby is amended by:

(a) deleting the word "and" which appears at the end of clause (f) thereof;

(b)      deleting the period which appears at the end of clause (g) thereof;

(c) deleting the period which appears at the end of clause (h) thereof and by substituting therefor a semi-colon; and

(d)      inserting therein the following new clause (j):

                   (j) Investments by the Company and its Subsidiaries in Jamaica Tobacco Manufacturing Company (1995) Limited in an aggregate amount not to exceed $2,000,000."

     4. Amendment to Section 9.09. Section 9.09 of the Credit Agreement hereby is amended by:

(a) deleting the word "and" which appears at the end of clause (d)(iii) thereof;

(b) deleting the period which appears at the end of clause (d)(iv) thereof and by substituting therefor a semi-colon; and

(c) inserting into clause (d) thereof the following new clauses:

                  "(v) the Company may pay dividends to the Parent Guarantor to the extent necessary to provide funds for the payment by the Parent Guarantor of fees and expenses directly arising from the Parent Guarantor's status as a public company; and

                   (vi) the Company may, so long as no Default shall have
            occurred and be continuing or would result therefrom, make Dividend Payments in an aggregate amount not to exceed, at any date, the amount of Restricted Payments (as defined in the Subordinated Note Indenture) which would be permitted on such date under the Subordinated Note Indenture in accordance with the calculation described in Section 4.05(a)(3) thereof (as in effect on June 30, 1996 and as further amended, supplemented or otherwise modified from time to time with the written consent of the Majority Banks); provided that all references contained in said
            Section 4.05(a)(3) to "January 1, 1993" or "the date upon which the Securities were originally issued" shall be deemed to be references to July 1,1996."

     5. Consent to Execution of Amendment to Guarantee. Each Bank hereby instructs the Agent to execute and deliver an amendment, substantially in the form of Exhibit A hereto, to the Guarantee and Security Agreement, dated as of March 3, 1993 (as the same may be amended, supplemented or otherwise modified from time to time), between the "Parent Guarantor" (as defined therein) and the Agent.

     6. Conditions to Effectiveness. This Amendment shall become effective on and as of the date that the Agent shall have received counterparts of this Amendment, duly executed by the Company and the Majority Banks.

     7. Representations and Warranties. The Company, as of the date hereof and after giving effect to the consents and waivers contained herein, hereby confirms, reaffirms and restates the representations and warranties made by it in Section 8 of the Credit

Agreement and otherwise in the Credit Documents to which it is a party; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

     8. Reference to and Effect on the Credit Documents; Limited Effect. On and after the date hereof and the satisfaction of the conditions contained in
Section 3 of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. The execution, delivery and effectiveness of this Amendment, shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under any of the Credit Documents, nor constitute a waiver or amendment of any provisions of any of the Credit Documents. Except as expressly modified herein, all of the provisions and covenants of the Credit Agreement and the other Credit Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

     9. Counterparts. This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                               CONSOLIDATED CIGAR CORPORATION


                               By: /s/ Gary R. Ellis
                                  __________________________________
                                  Name: Gary R. Ellis
                                  Title: Senior VP & CFO

                               CONGAR NEWCO INC.


                                By: /s/ Gary R. Ellis
                                   _________________________________
                                   Name: Gary R. Ellis
                                   Title: Senior VP & CFO

                                 THE CHASE MANHATTAN BANK (as
                                 successor by merger to The Chase
                                 Manhattan Bank, N.A.), as Agent
                                 and as a Bank


                                  By: /s/ Bruce S. Borden
                                      _________________________________
                                      Name: Bruce S. Borden
                                      Title: Vice President



                                 THE FIRST NATIONAL BANK OF BOSTON


                                  By: /s/ William C. Purinton
                                      ----------------------------------
                                      Name: William C. Purinton
                                      Title: Vice President



                                 GIROCREDIT BANK



                                 By: /s/ Anca Trifan
                                     -----------------------------------
                                    Name: Anca Trifan
                                    Title: Vice President


                                 NATIONSBANK, N.A.



                                 By: /s/ Susan Lynn Callicott
                                     __________________________________
                                     Name: Susan Lynn Callicott
                                     Title: Vice President



                                 BANCO CENTRAL HISPANO-PUERTO RICO


                                 By: /s/ Hector S. Vina
                                    _________________________________
                                    Name: Hector S. Vina
                                    Title: Vice President

                                                                EXHIBIT A
                                                                ---------


                                FIRST AMENDMENT

     FIRST AMENDMENT, dated as of July 31, 1996 (this "Amendment"), to the Guarantee and Security Agreement, dated as of March 3, 1993 (as amended, supplemented or otherwise modified from time to time, the "Guarantee"), between Consolidated Cigar Holdings Inc. (the "Parent Guarantor") and The Chase Manhattan Bank (as successor by merger to The Chase Manhattan Bank, N.A.), as agent (in such capacity, the "Agent").

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, the Parent Guarantor is a party to the Guarantee and has requested that the Agent amend the Guarantee as more fully set forth herein;

     WHEREAS, the Agent is willing to consent to such amendment only upon the terms, and subject to the conditions, set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Parent Guarantor and the Agent hereby agree as follows:

     1. Definitions. All terms defined in the Guarantee shall have such defined meanings when used herein unless otherwise defined herein.

     2. Amendment of Section 6.02. Section 6.02 of the Guarantee hereby is amended by inserting therein, immediately before the period at the end thereof, the following:

                  "; provided that nothing contained herein shall be deemed to prohibit the Parent Guarantor from making a non-interest bearing promissory note in the principal amount of $70,000,000, payable to Mafco Consolidated Group".

     3. Conditions to Effectiveness. This Amendment shall become effective on and as of the date upon which (a) the Consent and Tenth Amendment, dated as of the date hereof, to the Credit Agreement shall have become effective in accordance with its terms and (b) the Agent shall have received counterparts of this Amendment, duly executed by the Parent Guarantor.

     4. Representations and Warranties. The Parent Guarantor, as of the date hereof and after giving effect to the consents and waivers contained herein, hereby confirms, reaffirms and restates the representations and warranties made by the Company in Section 8 of the Credit Agreement and otherwise in the Credit Documents to which the Parent Guarantor or any of its Subsidiaries is a party; provided that each reference to the Guarantee therein shall be deemed to be a reference to the Guarantee after giving effect to this Amendment.

     5. Continuing Effect of Guarantee. This Amendment shall not constitute a waiver or amendment of any other provision of the Guarantee not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Parent Guarantor that would require a waiver or consent of the Agent. Except as expressly amended herein, the provisions of the Guarantee are and shall remain in full force and effect.

     6. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              CONSOLIDATED CIGAR HOLDINGS INC.


                              By:__________________________________
                                 Name:
                                 Title:


                               THE CHASE MANHATTAN BANK (as
                               successor by merger to The Chase
                               Manhattan Bank, N.A.), as Agent
                               and as a Bank


                               By:__________________________________
                                  Name:
                                  Title: